EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Bridge Capital Holdings for the year ended December 31, 2008, I, Thomas A. Sa, Executive Vice President and Chief Financial Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings.

Date: March 10, 2009	/s/ Thomas A. Sa
Thomas A. Sa
Executive Vice President
Chief Administrative Officer
Chief Financial Officer
(Principal Financial Officer)